                                  AMENDMENT 7
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to clarify Section III. A.1 to indicate that the insured must satisfy only one of the requirements listed; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to correct Section III. A.6 to state that the Automatic Binding Limit only applies to Excess Risks; and

WHEREAS, the Ceding Company and the Reinsurer wish to clarify the administrative implications of the Reinsurer's liability for riders or policy features that accelerate the death benefit; and

WHEREAS, the Ceding Company and the Reinsurer wish to outline how Reinsurance Premiums will be calculated in the event of a specific option's election under the Conversion Option Rider; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's liability for policy increases not subject to new underwriting; and

WHEREAS, the Ceding Company and the Reinsurer wish to reaffirm the basis for the minimum amount for a facultative reinsurance application; and

WHEREAS, the Ceding Company and the Reinsurer wish to correct drafting errors in Schedule F; and

WHEREAS, the Ceding Company and the Reinsurer wish to replace Exhibit VII to reflect updated definitions and references.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Article III is hereby deleted in its entirety and replaced with the attached, revised Article III.

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3.   Section IV.F is hereby deleted in its entirety and replaced with the following Section IV.F:

       F. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement or later as a result of the full acceleration of the death benefit.

4. Article X is hereby deleted in its entirety and replaced with the attached, revised Article X.

5. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

6. Schedule F is hereby deleted in its entirety and replaced with the attached, revised Schedule F.

7. Exhibit VII is hereby deleted in its entirety and replaced with the attached, revised Exhibit VII.

8. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life US Re Insurance Company

on              September 12, 2011
Signature       /s/ Glenn Cunningham                       Signature       /s/ Robin S. Blackwell
                -----------------------------------------                  -----------------------------------------
Name in Text    Glenn Cunningham                           Name in Text    Robin S. Blackwell
Title:          Executive Vice President                   Title:          Assistant Vice President
                SCOR Global Life US Re Insurance Company                   SCOR Global Life US Re Insurance Company

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:             /s/ Paul Fischer                           Attest:         /s/ Michael Roscoe
                -----------------------------------------                  -----------------------------------------
Name:           Paul Fischer, FSA, MAAA                    Name:           Michael Roscoe, FSA, MAAA
Title:          Assistant Vice President and Actuary       Title:          Senior Vice President
                Individual Life Product Management                         Individual Life Product Management
Date:           May 23, 2012                               Date:           5/31/12

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
                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. Notwithstanding the foregoing, reinsurance coverage on a facultative basis may also apply on plans of insurance not listed in Schedule A, with the agreement of the Reinsurer. The specifications for all reinsurance under this Agreement are provided in Schedule B.

The term "Excess Risk," as used in this Agreement, shall mean a risk for which the amount to be written on a life by the Ceding Company, when added to any other amounts of risk for that life already in the Automatic Pool and any amounts not in the Automatic Pool that are retained by the Ceding Company or its affiliated companies, exceeds, either in whole or in part, the Total Allocation Limit for that life shown in Exhibit II.

A.  Automatic Reinsurance

For each risk that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1. Each life, at the time of application, must satisfy one of the following requirements:

       a. have been a legal resident of the United States or Canada for at least six months; or

       b.  be a citizen of the United States or Canada; or

       c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C and Schedule D. Changes to such documents will be handled in accordance with Section XXII.M.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with Reinsurance Premiums based on the True Assessed Risk Class; or

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

       c.   Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the

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Ceding Company's Enhanced Standard or similar special underwriting program.

3. For any Excess Risk, if a risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. For any Excess Risk, the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

7. For any Excess Risk, the total amount of risk on that life in force and applied for in all companies must not exceed the Jumbo Limit for that life shown in Exhibit II. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.) Any amounts of risk being replaced by the Ceding Company may be deducted from this total amount of risk only under the following conditions:

       a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount in force and applied for, that is to be compared with the applicable Jumbo Limit, is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of life insurance coverage under the replaced insurance concurrently with the commencement of coverage under the new policy. If the cancellation does not occur in a timely manner and the failure to cancel results in the new policy causing reinsurance coverage to exceed the applicable Jumbo Limit, then the Reinsurer may (when the Reinsurer becomes aware of the Jumbo Limit violation) decline reinsurance coverage on the new policy during the period of time while both policy coverages are in effect, by written notice to the Ceding Company. Once this notice has been given, the Reinsurer will have no liability for reinsurance coverage on the new policy while both policy coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance coverage on the new policy is declined for this reason and the cancellation of life insurance coverage under the replaced insurance is later effected, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable.

8. If all the other requirements for Automatic Reinsurance are met and the life is a player or

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

     coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

       a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

       b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for that risk. The Ceding Company, by telephone call or electronic mail, shall: (1) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (2) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

9. The Ceding Company, or one of its affiliates, shall retain its share of each risk on a life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. However, the Ceding Company reserves the right to separately reinsure any amount of the retained risk on a life reinsured under this Agreement with these conditions:

       a. This right, as it pertains to such lives, applies only to groups of risks defined as cohorts of risks reinsured for at least five (5) years and issued either during a continuous period (such as one or more years) or under one or more Plans of Insurance shown in Schedule A, and does not apply to individual lives or to small, non-homogeneous groups of risks;

       b. The remaining amount of risk retained on that life by the Ceding Company,

       c. Any amounts of retention separately reinsured in this manner shall not reduce the amount of the Ceding Company's retention on that life for the purpose of any other terms of this Agreement.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers.

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

This process shall be known as Automatic Processing and shall be subject to
Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the ther life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company in writing of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn;
(2) the expiration date specified in the final offer; (3) the date one hundred twenty (120) days after the date of the final offer; and (4) the date the final offer is accepted, provided such offer is accepted within the lifetime of the proposed insured(s).

Once the Ceding Company has accepted the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective under this Agreement as described below in Article IV.C or Article IV.E, as applicable.

                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis.

If the new policy was converted under the Conversion Option Rider from either
(a) two single life policies reinsured under this Agreement; or (b) one single life policy reinsured under this Agreement and one newly underwritten life, to a last survivor policy, Reinsurance Premiums for both lives shall be calculated on a point-in-scale basis. The Reinsurance Premiums for both lives shall be calculated using the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk and table of YRT Reinsurance Rate Factors applicable to the earliest original coverage in accordance with the procedures set out in Exhibit I.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

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                                    6

B.  Increases and Decreases in Policy Face Amount

1. If the face amount of a policy reinsured under this Agreement increases and:

       a.   The increase is subject to full underwriting, then the provisions of
            Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates; or

       b. The increase is not subject to full underwriting, the Reinsurer will accept the increase, provided that:

         (1) If the policy was ceded automatically, the Ceding Company underwrote the full face amount (including all scheduled increases) in accordance with the terms of this Agreement (whether through Automatic Reinsurance or Automatic Processing); or

         (2) If the policy was ceded facultatively, the Ceding Company received approval from the Reinsurer for the full face amount (including all scheduled increases) at the time of facultative application.

Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis.

       c. For increases in accordance with B.1.b, the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, as follows:

         (1) For increases in accordance with B.1.b (1), in accordance with Schedule B; or

         (2) For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2. If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

       b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

         (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

         (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully

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

underwritten. Exchanges from one single life policy reinsured under this Agreement to a different single life policy will be reinsured on a point-in-scale basis. Likewise, exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be reinsured on a point-in-scale basis.

Exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be reinsured, if both risks under the Last Survivor policy were fully underwritten (and neither was deemed to be uninsurable) and the total face amount of the two new Single Life policies does not exceed the face amount of the Last Survivor policy. In this event, the new Single Life policies shall be reinsured on a point-in-scale basis at the applicable single life rates. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in scale basis.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

Notwithstanding the foregoing, if a policy is deemed to have terminated as a result of full acceleration of the death benefit, the corresponding reinsurance on the policy will continue as specified in Section IV.F.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section 8.2.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will

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

recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.   Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change shall be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer shall accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

H.  Rescission of Policy Coverage Prior to Death Claim

If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement. The Reinsurer shall also reimburse the Ceding Company for its proportionate share of any non-routine expenses incurred by the Ceding Company in connection with the rescission. Such non-routine expenses shall include the costs of investigations and of obtaining financial and medical reports; they would not include the compensation of salaried officers and employees of the Ceding Company.

The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish to the Reinsurer copies of all information related to such action.

Recognizing the urgent nature of these communications, within eight (8) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the defense of the rescission. If the Reinsurer does not respond to the Ceding Company within such eight (8) business day period, the Reinsurer will be deemed to have elected to participate in the defense of the rescission.

If the Reinsurer elects or is deemed to have elected to participate in the defense of the rescission, the Reinsurer shall also reimburse the Ceding Company for its proportionate share of court costs and legal expenses incurred by the Ceding Company in connection with the defense of the rescission of coverage.

If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

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                                    9

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

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

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

REINSURED NET AMOUNT AT RISK (REINSNAR) = REINSQS2% X NAR2 + REINSQS3% X NAR3

NOTE: For ReinsQS2% and ReinsQS3%, round percentages to 2 decimal places. (This rounding may cause slight increases or decreases in the amounts allocated to each Party.)

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

MINIMUM FACULTATIVE REINSURANCE APPLICATION:

LEAD REINSURER:

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
                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                       CATEGORY DESCRIPTION
--------------------------------------------------------------------------------------------------------
1             Policies issued on or after March 1, 2009
2             Policies issued from the Effective Date of this Agreement through February 28, 2009 that were eligible for automatic reinsurance under one of the following Ceding Company reinsurance pools:
                    i.  Single Life Excess Pool effective November 1, 2002
                   ii.  Advanced UL Pool effective September 1, 2004;
                  iii.  Last Survivor Excess Pool effective January 1, 2002; and
                   iv.  Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
              Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool
              (including the Hartford Term Pool effective April 10, 2006) will not be eligible for reinsurance under this Agreement.

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's effective date.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

     REPORT                                           ACCOUNTING PERIOD                  DUE DATE
-------------------------------------------------------------------------------------------------------------
1.   New Business*                                 Monthly                   30th day after month end
     (New issues only -- first time
     policy reported to the Reinsurer)
2.   Renewal Business*                             Monthly                   30th day after month end
     (Policies with renewal dates
     within the Accounting Period)
3.   Changes & Terminations*                       Monthly                   30th day after month end
     (includes conversions, replacements
     reinstatements, increases, decreases,
     recaptures, lapses, claims, etc.)
4.   lnforce List                                  Monthly                   30th day after month end
     (Listing of each policy in force)
5.   Statutory Reserves                            Quarterly                 30th day after quarter end
6.   Policy Exhibit                                Monthly                   30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

COMPANY                                                   IDENTIFIES THE CEDING COMPANY
-----------------------------------------------------------------------------------------------------------------
Policy                          Policy number which is part of the policy key
Coverage/rider                  Coverage number which is part of the policy key. This number is used to identify specific policy coverage.
Cession ID                      This field contains the number assigned to this cession by the Reinsurer
Transaction Sequence            This field indicates the transaction record(s) created during the month.
Line of Business                This field indicates the line of business the policy falls under.
Reinsurance Company             Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company               Identifies the company used for reporting purposes. Will be the same as the
                                Reinsurance Company.
Transaction Type                Identifies the type of transaction being reported on the Transaction extract.
Transaction Count               This field is used on the Transaction extract to identify the addition or termination of a cession.
Reinsurance From Date           This field contains the beginning date of the period covered by this record. The premiums on the Transaction record cover the period beginning with the From Date through the To Date.
Reinsurance To Date             This field contains the end date of the period covered by a record.
Date Reported                   On the Transaction extract, this is the month the transaction was reported.
Mode                            Identifies the mode of reinsurance premium payment.
Policy Duration                 The duration at issue is 01.
Reinsurance Duration            Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Cession Number                  Hartford does not currently use. Defaults to spaces.
Policy Date                     This field contains the effective date of the policy.
Reinsurance Date                This field contains the effective date of the reinsurance. For most cessions it is the same as the Policy Date. For continuations, it contains the effective date of the original coverage.
Issue State                     This field contains a two-letter abbreviation of the state or province of issue.
                                Used to determine unisex rates.
Resident State                  This field contains a two-letter abbreviation of the state or province of issue.
                                Used to compute premium tax reimbursement if applicable.
Joint Type                      Identifies Joint business type

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

COMPANY                                                   IDENTIFIES THE CEDING COMPANY
-----------------------------------------------------------------------------------------------------------------
Joint Age                       Used for joint coverages using a joint equivalent age for rate searches.
Auto/Fac Indicator              Indicates whether the policy is ceded on an Automatic or Facultative basis.
Death Benefit Option            This field contains the option chosen by the insured for death proceeds payment.
Participation code              This field indicates whether the business is Non Participating (N) or
                                Participating (P).
Issue Type                      Identifies how a cession was issued. (New business or Continuation)
Underwriting Method             Identifies the type of underwriting used to issue the coverage.
Treaty Number                   This field contains the TAI system treaty number
Reinsurance Type                This field is a one-character code that identifies the type of reinsurance.
                                (Y=YRT, C=Coinsurance & M=Modco.)
Plan                            This field contains the coverage plan code.
Product code                    This field contains the product type code.
Product code 1                  For Joint Life policies, this field contains the product type code for Insured 1.
Product code 2                  For Joint Life policies, this field contains the product type code for Insured 2.
                                (If this is not a Joint Life policy, this field will be blank.)
Currency Code                   This field identifies the currency. (USD or CND if applicable)
Last Name -- 1                  This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 1. (Maximum of 20 characters)
First Name -- 1                 This field contains the insured's first name. For Joint Life policies, this field contains the first name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1             This field contains the insured's middle initial. For Joint Life policies, this field contains the middle initial for Insured 1. (1 character)
Client ID -- 1                  This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client ID for Insured 1. (Maximum of 20 characters)
Insured Status -- 1             This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.
DOB -- 1                        This field contains the insured's date of birth. For Joint Life policies, this field contains the date of birth for Insured 1.
Sex -- 1                        This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Pricing Sex -- 1                This field contains the sex used to compute premiums and allowances. For Joint
                                Life policies, this field contains the pricing sex of Insured 1.
Age -- 1                        This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

COMPANY                                                   IDENTIFIES THE CEDING COMPANY
-----------------------------------------------------------------------------------------------------------------
Class -- 1                      This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 1.
Mortality -- 1                  This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Mortality Duration -- 1         This field contains the duration of the insured's mortality rating. For Joint
                                Life policies, this field contains the duration of the mortality rating for
                                Insured 1.
Temp Flat -- 1                  This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1              This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Perm Flat -- 1                  This field contains the permanent flat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 1.
Perm Duration -- 1              This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Last Name -- 2                  This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
First Name -- 2                 This field contains the insured's first name. For Joint Life policies, this field contains the first name for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 15 characters)
Middle Initial -- 2             This field contains the insured's middle initial. For Joint Life policies, this field contains the middle initial for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (1 character)
Client ID -- 2                  This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client ID for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
Insured Status -- 2             This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a
                                Joint Life policy, this field will be blank.)
DOB -- 2                        This field contains the insured's date of birth. For Joint Life policies, this field contains the date of birth for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2                        This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

COMPANY                                                   IDENTIFIES THE CEDING COMPANY
-----------------------------------------------------------------------------------------------------------------
Pricing Sex -- 2                This field contains the sex used to compute premiums and allowances. For Joint
                                Life policies, this field contains the pricing sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Age -- 2                        This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2                      This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality -- 2                  This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality Duration -- 2         This field contains the duration of the insured's mortality rating. For Joint
                                Life policies, this field contains the duration of the mortality rating for
                                Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Temp Flat -- 2                  This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Temp Duration -- 2              This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2. (If this is not a
                                Joint Life policy, this field will be blank.)
Perm Flat -- 2                  This field contains the permanent flat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Perm Duration -- 2              This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2. (If this is not a
                                Joint Life policy, this field will be blank.)
Policy Face Amount              Indicates the face amount of the total policy.
Retained Amount                 This field contains the amount retained on this policy coverage, not on the life.
Ceded Amount                    This field contains the policy amount ceded to a specific reinsurer.
Net Amount at Risk              This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Benefit Mortality               ADB or Waiver mortality.
Premium                         This field contains the reinsurance premium.
Allowance                       This field contains the reinsurance allowance.
Flat extra type                 This field indicates whether there is a temporary flat extra (T) or a permanent flat extra (P) being charged.
Premium Tax                     If premium tax is reimbursed, this field contains the tax amount.
Cash Value                      If applicable, this field is used to recover coinsured cash values from the
                                Reinsurer.
Benefit                         If applicable, this field is used to recover benefits from the Reinsurer.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

COMPANY                                                      IDENTIFIES THE CEDING COMPANY
----------------------------------------------------------------------------------------------------------------
Dividend                               If applicable, this field contains the reinsurer's share of the direct dividend.
Policy Fee                             This field contains the reinsurance policy fee.
Continuation Original Company          This field indicates the ceding company on the original policy. (Used for conversions only.)
Continuation Original Policy           This field indicates the policy number for the original policy. (Used for conversions only.)
Continuation Original Coverage/Rider   This field indicates the coverage/rider for the original policy. (Used for conversions only.)
Message                                An informational message may be manually added to a policy by the Ceding
                                       Company.
Image switch                           Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance                   This field contains the reinsurance policy fee allowance.
Location Code                          Hartford does not currently use. Defaults to spaces.
Treaty Reference Number                Upon request, this field contains the Reinsurer's treaty number.
Claim                                  Hartford does not currently use. Defaults to spaces.
Policy Status                          This field identifies the status of the cession.
Policy Master Smoker -- 1              Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 1.
Policy Master Smoker -- 2              Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 2. (If this is not a
                                       Joint Life policy, this field will be blank.)
Policy Effective Date                  This field contains the issue date of the policy.
Policy Application Date                This field indicates the date the insured signed the application.
NAR Type                               This field indicates the method used in determining the Total Net Amount at Risk (as defined in Schedule B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

                              POLICY EXHIBIT FILE*

COMPANY                                                  IDENTIFIES THE CEDING COMPANY
----------------------------------------------------------------------------------------------------------------
Policy                          Policy number which is part of the policy key.
Coverage/rider                  Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                      This field contains the number assigned to this cession by the Reinsurer.
Line of Business                This field indicates the line of business the policy falls under.
Report Date                     This is the month the transaction was reported.
Reinsurance Company             Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company               Identifies the company used for reporting purposes. Will be the same as the
                                Reinsurance Company.
Treaty Number                   This field contains the TAI system treaty number.
Transaction Type                Identifies the type of transaction being reported on the Transaction extract.
Policy Count                    Each New Business, Continuation & Reinstatement will be assigned a count of 1,
                                Terminations will be assigned -- 1 and Renewals/NAR changes will be assigned 0.
Base Ceded Amount               This field contains the policy base amount ceded.
ADB ceded Amount                This field contains the policy ADB amount ceded.
Waiver Ceded Amount             This field contains the policy waiver amount ceded.
Net Amount at Risk              The reinsured net amount at risk (NAR).
Plan                            This field contains the coverage plan code.
Auto/Fac Indicator              Indicates whether the policy is ceded on an Automatic or Facultative basis.
Reinsurance Type                This field is a one-character code that identifies the type of reinsurance.
                                (Y=YRT, C=Coinsurance & M=Modco.)
Currency Code                   This field identifies the currency. (USD or CND if applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

                                  RESERVE FILE

COMPANY                                                  IDENTIFIES THE CEDING COMPANY
----------------------------------------------------------------------------------------------------------------
Policy                          Policy number which is part of the policy key
Coverage/rider                  Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                      This field contains the number assigned to this cession by the Reinsurer
Benefit Type                    This field is the reserve type. 1 = Life, 2=ADB, 3=Waiver, 4=Flat Extras,
                                5=Substandard
Calc Method                     Hartford's TAI Valuation Method 1=Frasier Reserve+ 1/2 cx, E=Coinsurance
                                Reserve, H=Half Premium, L=Factor FLX1, X=1/2 cx
Reinsurance Company             Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company               Identifies the company used for reporting purposes. Will be the same as the
                                Reinsurance Company.
Line of Business                This field indicates the line of business the policy falls under. (L=Life)
Treaty Number                   This field contains the TAI system treaty number
Plan                            This field contains the coverage plan code.
Auto/Fac Indicator              Indicates whether the policy is ceded on an Automatic or Facultative basis.
Product code                    This field contains the product type code.
Joint Type                      Identifies Joint business Type
Joint Method Switch             Identifies TAI Frasier method calculation
Mode                            Identifies the mode of reinsurance premium payment.
Cession Status                  This field identifies the status of the cession.
Reinsurance Type                This field is a one-character code that identifies the type of reinsurance.
Duration                        Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Participation code              This field indicates whether the business is Non participating (N) or
                                Participating (P).
Issue Date                      This field contains the effective date of the policy.
Reinsurance To Date             This field contains the end date of the period covered by a record.
Policy Face Amount              Indicates the face amount of the total policy.
Ceded Amount                    This field contains the policy amount ceded to a specific reinsurer
Net Amount at Risk              This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Premium                         This field contains the reinsurance premium.
Reserve Percent                 Value appears on Coinsurance business only
Cession Count                   Cession count only appears under Life (Base), not benefits.
Age Basis                       Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1             This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

COMPANY                                                  IDENTIFIES THE CEDING COMPANY
----------------------------------------------------------------------------------------------------------------
Age -- 1                        This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.
Class -- 1                      This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 1.
Sex -- 1                        This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Mortality -- 1                  This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Insured Status -- 2             This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Age -- 2                        This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2                      This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2                        This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality -- 2                  This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a Joint
                                Life policy, this field will be blank.)
Reserve                         Statutory or Tax Reserve for each coverage.
Reserve Interest Rate           This field identifies the Interest Rate used when calculating reserves.
Reserve Factor                  App1icable Mortality Basis YRT Factor
Factor Pointer                  TAI specific field to identify applicable mortality table used when calculating reserves.
Attained Age                    TAI specific field. Default is 1
Setback                         TAI specific field. Default is zero
Class Switch                    TAI specific field. Valuation Class (D=Distinct)
Curtate Switch                  This field indicates whether reserves are on a curtate or continuous basis.
Caption                         Hartford's TAI Valuation Method
Error Code                      Informational field used by Hartford -- Usually Blank
Reserve Class 1                 This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 1.
Reserve Class 2                 This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code                   This field identifies the currency. (USD or CND if applicable)
Valuation Interest Pointer      TAI assigned field that is used to read applicable interest rates when calculating 1/2 cx reserves.
NAR Type                        This field indicates the method used in determining the Total Net Amount at Risk
                                (as defined in Schedule B).

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 7 -- Effective 10/01/2008

                                  AMENDMENT 8
                          EFFECTIVE SEPTEMBER 1, 2010

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to confirm the Reinsurer's coverage for policies issued under the Issue First policy issuance program.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2.   Article III is hereby amended to include the following paragraph following
     Section III.A.:

     Notwithstanding the above, all policies issued under the Issue First program shall be deemed automatically reinsured. Issue First is a policy issuance program administered by the Ceding Company, under which a policy can be issued before the underwriting process has been completed. The Ceding Company shall provide notice to the Reinsurer of any material changes to the program.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between ILA and TLIC
Amendment 8 -- Effective 09/01/2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY

(As Successor to Transamerica Occidental Life lnsurance Company) by its Administrator and Attorney-in-Fact
SCOR Global Life Americas Reinsurance Company

on            January 25, 2012
Signature     /s/ Glenn Cunningham              Signature     /s/ Robin S. Blackwell
              --------------------------------                --------------------------
Name in Text  Glenn Cunningham                  Name in Text  Robin S. Blackwell
Title:        Executive Vice President          Title:        Assistant Vice President
              SCOR Global Life Americas                       SCOR Global Life Americas
              Reinsurance Company                             Reinsurance Company

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                        Attest: /s/ Michael J. Roscoe
        --------------------------------------          --------------------------------
Name:   Paul Fischer                            Name:   Michael J. Roscoe
Title:  Assistant Vice President and Actuary    Title:  Senior Vice President and
                                                        Actuary
Date:   May 23, 2012                            Date:   6/5/2012

Allocated Retention Pool -- Effective 10/01/2008
Between ILA and TLIC
Amendment 8 -- Effective 09/01/2010

                                  AMENDMENT 9
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer now wish to amend the Agreement to include certain policies which

-   Were issued between October 1, 2008 and February 28, 2009; and

-   Were part of replacement transactions; and

- At time of issue did not satisfy the criteria for rollover processing and did not qualify for reinsurance under the Agreement; and

-   Now qualify for reinsurance under the Agreement.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. The Ceding Company shall cede and the Reinsurer shall accept, on an Automatic Reinsurance basis, the risk on the policies listed in the table, below, effective as of the reinsurance effective dates specified, in accordance with the terms of this Agreement; and

3. Reinsurance Premiums for such policies shall be calculated from their effective dates in accordance with Exhibit 1.

4. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment # 9 -- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life US Re Insurance Company

on              August 31, 2011
Signature       /s/ Glenn Cunningham                       Signature       /s/ Robin S. Blackwell
                -----------------------------------------                  -----------------------------------------
Name in Text    Glenn Cunningham                           Name in Text    Robin S. Blackwell
Title:          Executive Vice President                   Title:          Assistant Vice President
                SCOR Global Life US Re Insurance Company                   SCOR Global Life US Re Insurance Company

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:             /s/ Paul Fischer                           Attest:         /s/ Michael Roscoe
                -----------------------------------------                  -----------------------------------------
Name:           Paul Fischer, FSA, MAAA                    Name:           Michael Roscoe, FSA, MAAA
Title:          Assistant Vice President and Actuary       Title:          Senior Vice President
                Individual Life Product Management                         Individual Life Product Management
Date:           May 21, 2012                               Date:           5/22/2012

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment # 9 -- Effective 10/1/2008

                                  AMENDMENT 10
                           EFFECTIVE OCTOBER 3, 2011

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products and Riders were added to the Agreement as of the Effective Date shown for each on Schedule A:

-   Hartford Founders Plus UL

-   Hartford Founders Plus UL Extended Value Option

-   DisabilityAccess Rider

-   LongevityAccess Rider

-   LifeAccess Care Rider

-   Joint LifeAccess Rider, and

WHEREAS, the Ceding Company and the Reinsurer wish to revise Schedule A to include the effective date on which each Base Policy and Rider was added to the Agreement and to amend the description of certain Riders with such descriptions being effective from the Effective Date shown for each on Schedule A.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life US Re Insurance Company

on              September 12, 2011
Signature       /s/ Glenn Cunningham                       Signature       /s/ Robin S. Blackwell
                -----------------------------------------                  -----------------------------------------
Name in Text    Glenn Cunningham                           Name in Text    Robin S. Blackwell
Title:          Executive Vice President                   Title:          Assistant Vice President
                SCOR Global Life US Re Insurance Company                   SCOR Global Life US Re Insurance Company

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:             /s/ Paul Fischer                           Attest:         /s/ Michael Roscoe
                -----------------------------------------                  -----------------------------------------
Name:           Paul Fischer, FSA, MAAA                    Name:           Michael Roscoe, FSA, MAAA
Title:          Assistant Vice President and Actuary       Title:          Senior Vice President
                Individual Life Product Management                         Individual Life Product Management
Date:           May 23, 2012                               Date:           5/31/12

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR      EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*       DATE**
----------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB     A     10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB     A     10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Freedom (a)           2001 CSO M/F S/NS Ultimate ANB         B     10/01/2008
Hartford Bicentennial UL Freedom (b)           2001 CSO M/F S/NS Ultimate ANB         A     07/01/2010
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Extended Value Option
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Extended Value Option
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Hartford Founders Plus UL Extended Value       2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Option

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)                 DATE**
--------------------------------------------------------------------------------
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                     NAR      EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
---------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO MIF SINS Ultimate ALB       A       10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO MIF SINS Ultimate ANB       A       10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO MIF SINS Ultimate ALB       B       10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO MIF SINS Ultimate ALB       B       10/01/2008
Hartford Bicentennial UL Joint Freedom II (a)  2001 CSO MIF SINS Ultimate ANB       B       10/01/2008
Hartford Bicentennial UL Joint Freedom II (b)  2001 CSO MIF SINS Ultimate ANB       A       07/01/2010

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 10 -- Effective 10/03/2011

                                  AMENDMENT 11
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer (collectively, the "Parties") agree that the Agreement was implemented using YRT Reinsurance Rate Factors ("Factors") which proved to be incorrect; and

WHEREAS, the Parties have agreed to incorporate revised Factors as shown in the attached Exhibit IV as of October 1, 2008; and

WHEREAS, the Parties now wish to recalculate all billing transactions from October 1, 2008 using the revised Factors; and

WHEREAS, the Ceding Company shall alter its administrative systems to enable the recalculation of premium.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Exhibit IV is deleted in its entirety and replaced with the attached revised Exhibit IV.

3. The Ceding Company shall recalculate all billing transactions from October 1, 2008 and pay the Reinsurer accordingly.

4. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 11 -- Effective 10/01/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life Americas Reinsurance Company

By:        /s/ Glenn Cunningham                            Attest:    /s/ Robin S. Blackwell
           ----------------------------------------------             ----------------------------------------------
Name:      Glenn Cunningham                                Name:      Robin S. Blackwell
Title:     Executive Vice President                        Title:     Assistant Vice President
           SCOR Global Life Americas Reinsurance Company              SCOR Global Life Americas Reinsurance Company
Date:      April 4, 2012                                   Date:      April 6, 2012

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:        /s/ Paul Fischer                                Attest:    /s/ Michael Roscoe
           ----------------------------------------------             ----------------------------------------------
Name:      Paul Fischer, FSA, MAAA                         Name:      Michael Roscoe, FSA, MAAA
Title:     Assistant Vice President and Actuary            Title:     Senior Vice President
           Individual Life Product Management                         Individual Life Product Management
Date:      May 21, 2012                                    Date:      5/22/2012

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 11 -- Effective 10/01/2008

                                   EXHIBIT IV
                          YRT REINSURANCE RATE FACTORS
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

             YRT REINSURANCE RATE FACTORS (SEE EXHIBIT I FOR USAGE)

FOR YEARS OF COVERAGE 1-10

FOR YEARS OF COVERAGE 11-20

FOR YEARS OF COVERAGE 21 AND LATER

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 11 -- Effective 10/01/2008

                                  AMENDMENT 12
                            EFFECTIVE MARCH 1, 2012

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to restate the definition of Working Reserve for the Reinsured Net Amount at Risk to reflect that it is the approximate value of the reserve net of other reinsurance arrangements held by the Ceding Company; and

WHEREAS, the Ceding Company and the Reinsurer wish to acknowledge that Hartford Bicentennial UL Freedom and Hartford Bicentennial UL Joint Freedom II will now use NAR Type B only.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is hereby deleted in its entirety and replaced with the attached, revised Schedule A.

3. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

4. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life Americas Reinsurance Company

By:     /s/ Glenn Cunningham                    Attest: /s/ Robin S. Blackwell
        --------------------------------------          --------------------------------
Name:   Glenn Cunningham                        Name:   Robin S. Blackwell
Title:  Executive Vice President                Title:  Assistant Vice President
        SCOR Global Life Americas Reinsurance           SCOR Global Life Americas
        Company                                         Reinsurance Company
Date:   September 20, 2012                      Date:   September 25, 2012

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                        Attest: /s/ Michael Roscoe
        --------------------------------------          ---------------------------------------
Name:   Paul Fischer, FSA, MAAA                 Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and Actuary    Title:  Senior Vice President
        Individual Life Product Management              Individual Life Product Management
Date:   October 8, 2012                         Date:   10/11/2012

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 1, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR     EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
--------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB     A     10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB     A     10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Freedom               2001 CSO M/F S/NS Ultimate ANB         B     10/01/2008
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Hartford Bicentennial UL Founders II Extended  2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Value Option
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Extended Value Option
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Hartford Founders Plus UL Extended Value       2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Option

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)                 DATE**
--------------------------------------------------------------------------------
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides far monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                             NAR      EFFECTIVE
BASE POLICY                              VALUATION MORTALITY TABLE(S)       TYPE*       DATE**
-------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy    2001 CSO M/F S/NS Ultimate ALB           A      10/01/2008
Hartford Leaders VUL Joint Legacy    2001 CSO M/F S/NS Ultimate ANB           A      10/01/2008
II
Hartford Advanced Last Survivor UL   2001 CSO M/F S/NS Ultimate ALB           B      10/01/2008
Hartford Bicentennial UL Joint       2001 CSO M/F S/NS Ultimate ALB           B      10/01/2008
Freedom
Hartford Bicentennial UL Joint       2001 CSO M/F S/NS Ultimate ANB           B      10/01/2008
Freedom II

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance
Rider: Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                            EFFECTIVE MARCH 1, 2012

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

     Working Reserve = (i) x (ii) / (iii), and

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

MINIMUM AUTOMATIC REINSURANCE CESSION:

MINIMUM FACULTATIVE REINSURANCE APPLICATION:

LEAD REINSURER:

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 12 -- Effective 03/01/2012

                                  AMENDMENT 13
                           EFFECTIVE OCTOBER 15, 2012

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to include Hartford Joint Founders Plus UL as Base Policy under the Agreement, for policies issued on or after the Effective Date shown in Schedule A.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
BY ITS ADMINISTRATOR AND ATTORNEY-IN-FACT
SCOR GLOB LIFE AMERICAS REINSURANCE COMPANY

By:     /s/ Glenn Cunningham                    Attest: /s/ Robin Blackwell
        --------------------------------------          -------------------------------------
Name:   Glenn Cunningham                        Name:   Robin Blackwell
Title:  Executive Vice President                Title:  Assistant Vice President
Date:   November 5, 2012                        Date:   November 8, 2012

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                        Attest: /s/ Michael Roscoe
        --------------------------------------          -------------------------------------
Name:   Paul Fischer, FSA, MAAA                 Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and Actuary    Title:  Senior Vice President
        Individual Life Product Management              Individual Life Product Management
Date:   November 27, 2012                       Date:   11/29/2012

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           Effective October 15, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                             NAR      EFFECTIVE
BASE POLICY                                                           VALUATION MORTALITY TABLE(S)          TYPE*       DATE**
---------------------------------------------------------------------------------------------------------------------------------
Stag UL                                                        1980 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Hartford Bicentennial UL Founders                              2001 CSO M/F S/NS Ultimate ANB                 A      10/01/2008
Hartford UL CV                                                 1980 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Stag Wall Street VUL                                           1980 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Stag Protector II VUL                                          1980 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Hartford Leaders VUL Legacy                                    2001 CSO M/F Composite Ultimate ANB            A      10/01/2008
Stag Accumulator II VUL                                        1980 CSO M/F Unismoke Ultimate ALB             A      10/01/2008
Hartford Leaders VUL Liberty (a)                               1980 CSO M/F Unismoke Ultimate ANB             A      10/01/2008
Hartford Leaders VUL Liberty (b)                               2001 CSO M/F Composite Ultimate ANB            A      10/01/2008
Life Solutions II UL (a)                                       1980 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Life Solutions II UL (b)                                       2001 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Hartford Advanced Universal Life                               2001 CSO M/F S/NS Ultimate ALB                 B      10/01/2008
Hartford Bicentennial UL Freedom                               2001 CSO M/F S/NS Ultimate ANB                B***    10/01/2008
Hartford Quantum II VUL (a)                                    2001 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Hartford Quantum II VUL (b)                                    2001 CSO M/F S/NS Ultimate ANB                 A      10/01/2008
Hartford ExtraOrdinary Whole Life (a)                          2001 CSO M/F S/NS Ultimate ALB                 A      10/01/2008
Hartford ExtraOrdinary Whole Life (b)                          2001 CSO M/F S/NS Ultimate ANB                 A      10/01/2008
Hartford Bicentennial UL Founders II                           2001 CSO M/F S/NS Ultimate ANB                 A      03/05/2010
Hartford Bicentennial UL Founders II Extended Value Option     2001 CSO M/F S/NS Ultimate ANB                 A      03/05/2010
Hartford Frontier Indexed Universal Life                       2001 CSO M/F S/NS Ultimate ANB                 A      09/07/2010
Hartford Frontier Indexed Universal Life Extended Value        2001 CSO M/F S/NS Ultimate ANB                 A      09/07/2010
Option
Hartford Founders Plus UL                                      2001 CSO M/F S/NS Ultimate ANB                 A      10/03/2011
Hartford Founders Plus UL Extended Value Option                2001 CSO M/F S/NS Ultimate ANB                 A      10/03/2011
Hartford Frontier 2012 Indexed UL                              2001 CSO M/F S/NS Ultimate ANB                 A      07/16/2012
Hartford Frontier 2012 Indexed UL Extended Value Option        2001 CSO M/F S/NS Ultimate ANB                 A      07/16/2012
Hartford Leaders VUL Liberty 2012                              2001 CSO M/F Composite Ultimate ANB            A      08/06/2012
Hartford Leaders VUL Liberty 2012 Extended Value Option        2001 CSO M/F Composite Ultimate ANB            A      08/06/2012

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

SINGLE LIFE PLANS OF INSURANCE RIDERS PROVIDING DEATH BENEFITS       EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Guaranteed Minimum Accumulation Benefit (GMAB)Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                      NAR    EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)       TYPE*     DATE**
-------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy            2001 CSO M/F S/NS Ultimate ALB            A     10/01/2008
Hartford Leaders VUL Joint Legacy II         2001 CSO M/F S/NS Ultimate ANB            A     10/01/2008
Hartford Advanced Last Survivor UL           2001 CSO M/F S/NS Ultimate ALB            B     10/01/2008
Hartford Bicentennial UL Joint Freedom       2001 CSO M/F S/NS Ultimate ALB            B     10/01/2008
Hartford Bicentennial UL Joint Freedom II    2001 CSO M/F S/NS Ultimate ANB           B***   10/01/2008
Hartford Joint Founders Plus UL              2001 CSO M/F S/NS Ultimate ANB            A     10/15/2012

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                     EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                           10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                             EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                          10/01/2008
Policy Protection Rider                                           10/01/2008
Estate Tax Repeal Rider                                           10/01/2008
Foreign Travel Exclusion Rider                                    10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider              10/01/2008
Paid-Up Life Insurance Rider                                      10/01/2008
Owner Designated Settlement Option Rider                          03/05/2010
Joint LifeAccess Rider                                            01/31/2011

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 13 -- Effective 10/15/2012

                                  AMENDMENT 14
                            EFFECTIVE JULY 16, 2012

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products will be added to the Agreement and the Effective Dates shown in Schedule A are the dates the products will become reinsured:

-   Hartford Frontier 2012 Indexed UL,

-   Hartford Frontier 2012 Indexed UL Extended Value Option,

-   Hartford Leaders VUL Liberty 2012, and

-   Hartford Leaders VUL Liberty 2012 Extended Value Option.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life Americas Reinsurance Company

By:       /s/ Glenn Cunningham                      Attest:   /s/ Robin S. Blackwell
          ----------------------------------------            ------------------------------
Name:     Glenn Cunningham                          Name:     Robin S. Blackwell
Title:    Executive Vice President                  Title:    Assistant Vice President
          SCOR Global Life Americas Reinsurance               SCOR Global Life Americas
          Company                                             Reinsurance Company
Date:     August 13, 2012                           Date:     August 27, 2012

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:       /s/ Paul Fischer                          Attest:   /s/ Donna R. Jarvis
          ----------------------------------------            ------------------------------
Name:     Paul Fischer, FSA, MAAA                   Name:     Donna R. Jarvis
Title:    Assistant Vice President and Actuary      Title:    Vice President and Actuary
          Individual Life Product Management
Date:     9-24-12                                   Date:     9-24-12

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 16, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                           NAR       EFFECTIVE
BASE POLICY                                                         VALUATION MORTALITY TABLE(S)          TYPE*        DATE**
---------------------------------------------------------------------------------------------------------------------------------
Stag UL                                                       1980 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Hartford Bicentennial UL Founders                             2001 CSO M/F S/NS Ultimate ANB             A         10/01/2008
Hartford UL CV                                                1980 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Stag Wall Street VUL                                          1980 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Stag Protector II VUL                                         1980 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Hartford Leaders VUL Legacy                                   2001 CSO M/F Composite Ultimate ANB        A         10/01/2008
Stag Accumulator II VUL                                       1980 CSO M/F Unismoke Ultimate ALB         A         10/01/2008
Hartford Leaders VUL Liberty (a)                              1980 CSO M/F Unismoke Ultimate ANB         A         10/01/2008
Hartford Leaders VUL Liberty (b)                              2001 CSO M/F Composite Ultimate ANB        A         10/01/2008
Life Solutions II UL (a)                                      1980 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Life Solutions II UL (b)                                      2001 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Hartford Advanced Universal Life                              2001 CSO M/F S/NS Ultimate ALB             B         10/01/2008
Hartford Bicentennial UL Freedom                              2001 CSO M/F S/NS Ultimate ANB             B***      10/01/2008
Hartford Quantum II VUL (a)                                   2001 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Hartford Quantum II VUL (b)                                   2001 CSO M/F S/NS Ultimate ANB             A         10/01/2008
Hartford ExtraOrdinary Whole Life (a)                         2001 CSO M/F S/NS Ultimate ALB             A         10/01/2008
Hartford ExtraOrdinary Whole Life (b)                         2001 CSO M/F S/NS Ultimate ANB             A         10/01/2008
Hartford Bicentennial UL Founders II                          2001 CSO M/F S/NS Ultimate ANB             A         03/05/2010
Hartford Bicentennial UL Founders II Extended Value Option    2001 CSO M/F S/NS Ultimate ANB             A         03/05/2010
Hartford Frontier Indexed Universal Life                      2001 CSO M/F S/NS Ultimate ANB             A         09/07/2010
Hartford Frontier Indexed Universal Life Extended Value       2001 CSO M/F S/NS Ultimate ANB             A         09/07/2010
 Option
Hartford Founders Plus UL                                     2001 CSO M/F S/NS Ultimate ANB             A         10/03/2011
Hartford Founders Plus UL Extended Value Option               2001 CSO M/F S/NS Ultimate ANB             A         10/03/2011
Hartford Frontier 2012 Indexed UL                             2001 CSO M/F S/NS Ultimate ANB             A         07/16/2012
Hartford Frontier 2012 Indexed UL Extended Value Option       2001 CSO M/F S/NS Ultimate ANB             A         07/16/2012
Hartford Leaders VUL Liberty 2012                             2001 CSO M/F Composite Ultimate ANB        A         08/06/2012
Hartford Leaders VUL Liberty 2012 Extended Value Option       2001 CSO M/F Composite Ultimate ANB        A         08/06/2012

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                 EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                DATE**
---------------------------------------------------------------------------
Primary Term Insured Rider                                    10/01/2008
Other Covered Insured Term Life Rider                         10/01/2008
Cost of Living Adjustment (COLA) Rider                        10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEF                            EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                        DATE**
---------------------------------------------------------------------------
Accidental Death Benefit (AOB) Rider                          10/01/2008
Accelerated Benefit Rider (ABR)                               10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                  10/01/2008
Policy Continuation Rider                                     10/01/2008
Policy Protection Rider (PPR)                                 10/01/2008
Enhanced No Lapse Guarantee Rider                             10/01/2008
Lifetime No Lapse Guarantee Rider                             10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider          10/01/2008
Paid-Up Life Insurance Rider                                  10/01/2008
Conversion Option Rider                                       10/01/2008
Overloan Protection Rider                                     10/01/2008
Waiver of Specified Amount (WSA) Rider                        10/01/2008
Waiver of Monthly Deductions (WMD) Rider                      10/01/2008
Children's Life Insurance Rider                               10/01/2008
Foreign Travel Exclusion Rider                                10/01/2008
Estate Tax Repeal Benefit Rider                               10/01/2008
Modified Surrender Value Rider                                10/01/2008
Cash Surrender Value Endorsement                              10/01/2008
Automatic Premium Payment Rider                               10/01/2008
Additional Premium Rider                                      10/01/2008
Qualified Plan Rider                                          10/01/2008
Owner Designated Settlement Option Rider                      03/05/2010
DisabilityAccess Rider (DAR)                                  08/11/2009
LongevityAccess Rider                                         03/14/2011
LifeAccess Care Rider                                         04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider: Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                             NAR      EFFECTIVE
BASE POLICY                              VALUATION MORTALITY TABLE(S)       TYPE*       DATE**
-------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy          2001 CSO M/F S/NS Ultimate ALB     A        10/01/2008
Hartford Leaders VUL Joint Legacy          2001 CSO M/F S/NS Ultimate ANB     A        10/01/2008
 II
Hartford Advanced Last Survivor UL         2001 CSO M/F S/NS Ultimate ALB     B        10/01/2008
Hartford Bicentennial UL Joint             2001 CSO M/F S/NS Ultimate ALB     B        10/01/2008
 Freedom
Hartford Bicentennial UL Joint             2001 CSO M/F S/NS Ultimate ANB    B***      10/01/2008
 Freedom II

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

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RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE (CONTINUED):

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and TLIC
Amendment 14 -- Effective 07/16/2012

                                    9